Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund

Brookfield Global Listed Infrastructure Fund

Brookfield Real Assets Securities Fund

Brookfield U.S. Listed Real Estate Fund

Supplement dated September 9, 2016, to the Prospectus for Class A Shares, Class C Shares, Class I Shares and Class Y Shares of the Brookfield Global Listed Real Estate Fund, the Brookfield Global Listed Infrastructure Fund, the Brookfield Real Assets Securities Fund and the Brookfield U.S. Listed Real Estate Fund, dated April 29, 2016.

Effective immediately, Leonardo Anguiano will replace Sam Arnold as a Co-Portfolio Manager of the Brookfield Global Listed Infrastructure Fund and the Brookfield Real Assets Securities Fund.

Therefore, effective immediately, the second paragraph under the section “Management” of the Prospectus for the Brookfield Global Listed Infrastructure Fund, is being deleted and being replaced with the following:

“Co-Portfolio Managers: Craig Noble, CFA, CEO, Chief Investment Officer and Portfolio Manager of Brookfield Investment Management Inc., has served as Co-Portfolio Manager of the Fund since its inception. Leonardo Anguiano, Director and Portfolio Manager of Brookfield Investment Management Inc., has served as Co-Portfolio Manager of the Fund since September 2016.”

In addition, effective immediately, the second paragraph under the section “Management” of the Prospectus for the Brookfield Real Assets Securities Fund, is being deleted and being replaced with the following:

“Portfolio Managers: Craig Noble, CFA, CEO, Chief Investment Officer and Portfolio Manager, Leonardo Anguiano, Director and Portfolio Manager, Jason S. Baine, Managing Director and Portfolio Manager, Bernhard Krieg, CFA, Managing Director and Portfolio Manager, Stavros Koutsantonis, CFA, Director and Portfolio Manager, Nicholas Pope, Director and Portfolio Manager, Dana Erikson, CFA, Managing Director and Portfolio Manager, Mark Shipley, CFA, Managing Director and Portfolio Manager, and Larry Antonatos, Managing Director and Portfolio Manager, each of Brookfield Investment Management Inc., serve as Co-Portfolio Managers for the Fund. Messrs. Noble, Baine, Krieg, Koutsantonis, Pope, Erikson and Shipley have served as Co-Portfolio Managers of the Fund since its inception. Mr. Antonatos and Mr. Anguiano have served as a Co-Portfolio Manager of the Fund since February 2016 and September 2016, respectively.”

In addition, effective immediately, the second paragraph under the section “The Portfolio Managers” is being deleted and being replaced with the following:

“Leonardo Anguiano — Director and Portfolio Manager.  Mr. Anguiano has 18 years of experience and is a Director on the global infrastructure team. He is responsible for covering European infrastructure securities focusing on the Water, Transportation and Energy Infrastructure sectors. His past experience includes both direct and listed infrastructure investing and he has spent the majority of his career in London. Prior to joining the firm in 2015, Mr. Anguiano worked for Santander in Madrid where he was in specialty sales covering infrastructure and utilities. Prior to Santander, he worked at Arcus Infrastructure Partners and Babcock & Brown focusing on direct infrastructure investing. Mr. Anguiano started his career at JP Morgan Cazenove on the sell side. He earned a Master of Philosophy degree from Cambridge University and a Bachelor of Science degree from the London School of Economics.”

In addition, effective immediately, the eleventh and twelfth paragraph under the section “The Portfolio Managers” are being deleted and being replaced with the following:

“Messrs. Noble and Anguiano are jointly and primarily responsible for the day to day investment decisions for the Infrastructure Fund.

For the Real Assets Securities Fund, Messrs. Noble and Antonatos are primarily responsible for the asset allocations. Messrs. Noble and Anguiano are jointly and primarily responsible for the infrastructure investment decisions. Messrs. Baine and Krieg are jointly and primarily responsible for the real estate investment decisions. Mr. Koutsantonis is primarily responsible for the natural resources investment decisions. Mr. Pope is primarily responsible for the energy investment decisions. Messrs. Erikson and Shipley are jointly and primarily responsible for the corporate credit investment decisions.”

Please contact the Funds at 1-855-244-4859 if you have any questions.

Please retain this Supplement for reference.